UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 S. Delaware St., Suite 400
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On March 2, 2023, Guidewire Software, Inc. (the "Company") received the necessary landlord consent in connection with an assignment of lease agreement (the “Assignment”) with Roblox Corporation ("Roblox"), dated as of February 11, 2023, in which the Company assigned to Roblox the remaining lease term of its existing headquarters lease for 179,496 square feet of office space in San Mateo, California, with remaining lease payments of approximately $90 million due through December 2029. Further, the Company also received on March 2, 2023, the necessary landlord consent in connection with a sublease agreement (the "Sublease") with Roblox, dated as of February 11, 2023, for 78,911 square feet of office space also in San Mateo, California, which will serve as the Company's new worldwide headquarters.

The term of the Sublease is approximately 4 years with total lease payments of approximately $22 million. The rent obligations over the term are summarized below. The time periods and amounts set forth below assume a Commencement Date (as defined in the Sublease) of July 1, 2023, and may be subject to adjustment according to the Sublease, including the Company’s right to rent abatement in certain circumstances if the premises are not timely delivered.

From	To	Monthly Rent
7/1/2023	9/30/2023	$216,053
10/1/2023	1/31/2024	$445,176
2/1/2024	1/31/2025	$460,758
2/1/2025	1/31/2026	$476,884
2/1/2026	1/31/2027	$493,575
2/1/2027	6/30/2027	$510,850

The Assignment is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Assignment does not purport to be complete and is qualified in its entirety by reference to the Assignment. The Sublease is filed as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Sublease does not purport to be complete and is qualified in its entirety by reference to the Sublease.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Assignment of Lease, dated as of February 11, 2023, by and between Guidewire Software, Inc. and Roblox Corporation
10.2	Sublease, dated as of February 11, 2023, by and between Roblox Corporation and Guidewire Software, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDEWIRE SOFTWARE, INC.

By:	/s/ JEFF COOPER
Jeff Cooper
Chief Financial Officer

Date:	March 3, 2023